UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 20, 2011

Date of Report (Date of earliest event reported)

Gold Reserve Inc.

(Exact name of registrant as specified in its charter)

  Yukon Territory, Canada                 001-31819                                                NA

         (State or other jurisdiction                             (Commission                                                       (IRS Employer

                 of incorporation)                                     File Number)                                                   Identification No.)

926 West Sprague Ave, Suite 200, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

509-623-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Gold Reserve Inc. (TSX:GRZ – NYSE-Amex:GRZ) has received a written notice dated June 20, 2011, that the NYSE Amex LLC (the “Exchange”) intends to file a delisting application with the United States Securities and Exchange Commission (the “SEC”) to remove the Company's common shares from being listed on the Exchange. This determination, which the Company intends to appeal, was made based on the Exchange staff's position that the Company is not in current compliance with certain listing standards of the Exchange set forth in the NYSE Amex Company Guide (the "Company Guide").

Specifically, the Exchange staff has determined that following the seizure of the Brisas Project by the Government of Venezuela, the Company has become subject to Section 1002(c) of the Company Guide, which states that “The Exchange, as a matter of policy, will consider the suspension of trading in, or removal from listing or unlisted trading of, any security when, in the opinion of the Exchange the issuer has sold or otherwise disposed of its principal operating assets, or has ceased to be an operating company.”  Further, in the Exchange staff’s opinion, the Company no longer complies with Section 1003(c)(i) of the Company Guide because “since substantially all of the company’s operations from 1992 to 2008 were related to the development of the Brisas Project, the Company has substantially discontinued the business that it conducted at the time it was listed or admitted to trading, in that it has essentially been forced to abandon its only source of operations.”  Because of this, the Exchange believes the Company is no longer an operating company for the purposes of continued listing on the Exchange.

In accordance with Sections 1203 and 1009(d) of the Company Guide, the Company has a limited right to appeal the Exchange staff’s determination by requesting an oral hearing or a hearing based on a written submission before a Listing Qualifications Panel.  The Company’s written request for a hearing must be received by the Exchange by June 27, 2011.  The Company plans on exercising its right to appeal the Exchange staff’s determination, but there can be no assurance that the Company’s request for continued listing following the appeal will be granted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2011

GOLD RESERVE INC.

By: /s/ Robert A. McGuinness

Robert A. McGuinness

V.P. Finance and Chief Financial Officer